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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statement on Form S-8 pertaining to the LSI Logic Corporation International Employee Stock Purchase Plan Restated of our report dated January 23, 2002, which is included in LSI Logic Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.



                                        /s/ Pricewaterhouse Coopers LLP

                                        Pricewaterhouse Coopers LLP

August 27, 2002
San Jose, California